UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22853

StoneCastle Financial Corp.
(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

Joshua S. Siegel StoneCastle Financial Corp. 152 West 57th Street, 35th Floor New York, NY 10019
(Name and address of agent for service)
Copies of Communications to: John P. Falco, Esq. Pepper Hamilton LLP 3000 Two Logan Square / Eighteenth and Arch Streets Philadelphia, PA 19103-2799 (215) 981-4659
Registrant’s telephone number, including area code:		(212) 354-6500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2018

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of StoneCastle Financial Corp.'s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the StoneCastle Financial Corp. electronically by contacting your financial intermediary (such as a broker-dealer or bank). You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you have any questions, please contact our Investor Relations Department at (212) 354-6500, ext. 324.

Copies of all shareholder reports can be found at http://ir.stonecastle-financial.com/financial-information/annual-reports

NASDAQ BANX

stonecastle-financial.com

STONECASTLE FINANCIAL CORP.

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Letter To Shareholders

February 28, 2019

Dear Shareholders:

We are pleased to provide you with the enclosed report of StoneCastle Financial Corp. ("StoneCastle" "we," "us," "our" or the "Company") for the fiscal year ended December 31, 2018.

Our primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation. We attempt to achieve our investment objectives through investment in preferred equity, subordinated debt, convertible securities and common equity in the U.S. community banking sector. We may also invest in companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related businesses and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes, in such businesses.

Since our inception, StoneCastle has benefitted from this wide range of investments within a bank's capital structure. Our Schedule of Investments is predominantly a fixed-income portfolio housed within a public common equity vehicle, as the Company for the most part, invests in securities that rank senior to bank common equity. As such, a little understood aspect of the portfolio construction is that bank common equity insulates StoneCastle's income stream by absorbing the economic impact of credit or other losses sustained by an individual bank, before affecting the Company's more senior securities.

2018 Performance Review

At year-end, StoneCastle's market capitalization was $126.4 million and its share price closed at $19.30, up 3.84% for the year including dividend reinvestment. Declared distributions were $1.66 per share, resulting in a dividend yield of approximately 8.6%. At year end, total assets were $196.2 million with an estimated annualized portfolio yield of 9.32%.

Notable highlights in the year included Wintrust Financial Corporation's redemption of Chicago Shore, Series A and B, which had been in our portfolio since 2014. Prior to that redemption, StoneCastle exchanged its preferred stock positions in Chicago Shore for the variable rate preferred stock issued by a new financing vehicle, First Marquis Holdings. First Marquis received the cumulative, unpaid, Chicago Shore dividends of approximately $1.8 million, as well as the $6.55 million principal repayment. Prior to year-end, the Company paid a special dividend reflecting StoneCastle's successful investment strategy and ability to generate income in excess of the regular quarterly declared dividends.

Landscape of Banking

In the past year, bank profitability and capital levels remained high and therefore the demand for capital was low. The yield on new issue subordinated debt issued by community banks compressed significantly over the past several years and we believe this has largely been

Annual Report | StoneCastle Financial Corp.

Letter To Shareholders

driven by the reduction in issuance, as well as the market's perception of the improved credit quality of banks. For these reasons, we believe community banks need for capital will continue to be relatively low in the immediate future.

Although there may be a cyclical decline in demand for capital, we believe that the multi-trillion dollar community bank sector is ripe with opportunity for us, as we survey a broad landscape of bank and banking related investments. We believe the Company is well positioned to participate in expanded opportunities consistent with our investment objective to deliver attractive income, and to a lesser extent capital appreciation to its shareholders.

Widening the Net for Attractive Credit-Worthy Investments

StoneCastle's reputation in the market and its industry expertise, allows us a unique reach into community banks and banking related companies. We have proprietary and early knowledge of front, mid, and back office services available to automate and digitize banks, along with the opportunity to understand the trends and adoption rates of these businesses.

An example of this is technology and its impact on consumer behavior. Banks are seeing the first generation of customers who can't remember a time before the internet or digital banking. In general, we believe that the impact of technology will be favorable for community banking and many companies have and will continue to grow rapidly to service this multi-trillion dollar industry.

Banks are increasingly developing digital solutions for their customers and streamlining operations to reduce non-interest expenses. Another example of banking related services are specialized companies performing time consuming administrative functions such as know-your-customer, OFAC and third-party risk assessment, for example. Banks are outsourcing these functions in increased regularity to emerging service companies, many of which directly offer us opportunities to invest. The vast majority of banks in the U.S. are of a size that allow for cost efficient outsourced technology solutions, and a number of companies have emerged to serve the needs of these 5,4001 banks.

While StoneCastle's focus is primarily on direct bank investments, we continue to see a wide footprint of attractive banking related investments whose very success is tied to that of the community banking industry. As we have stated, we are not willing to sacrifice credit quality to chase yield. If we can find more attractive risk/return profiles elsewhere in the banking related scope of opportunities, we prefer to focus on those alternatives.

Banking has historically been profitable and most banks, at their core, are lenders, providing commercial and/or consumer credit. As such, we believe that bank performance is highly correlated with the credit performance of these underlying assets, a term we call "community risk". The current lack of demand for capital by banks is creating compressed spreads. Therefore, we are seeking to increase our exposure to other bank related credit products and

1  FDIC, Quarterly Banking Profile Reports 2018, www.fdic.gov, (https://www.fdic.gov/bank/analytical/qbp/)

StoneCastle Financial Corp. | Annual Report

Letter To Shareholders

bank related services and software businesses, as they represent a correlated asset class and may offer attractive returns relative to bank capital investments. We believe that the inclusion of such investments complement our overall strategy and enhances the diversity of our holdings.

Conclusion

Finally, I want to address the significant impact community banks have on their local economies. While not widely known, community banks are the exclusive financial institutions serving nearly 900 U.S. counties, representing 28%2 of all U.S. counties. They serve a geographically and socio-economic diverse client base and make a contribution to two important societal themes: financial access and financial inclusion. Community banks have a strong reputation for community service in support of the health and well-being of communities in which they operate and are not often given enough credit for their tremendous contribution to our society.

On the following pages, we provide additional details on our 2018 financial and operational results.

We appreciate your continued support and interest in StoneCastle and its mission. We look forward to updating you on our progress throughout the year.

Joshua S. Siegel
Chairman & CEO
StoneCastle Financial Corp.

2  FDIC, Quarterly, "Community Bank Developments in 2012", 2013, Volume 7, No.4, www.fdic.gov, (https://www.fdic.gov/bank/analytical/quarterly/2013-vol7-4/article.pdf)

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

MANAGEMENT DISCUSSION AND SUMMARY

This report provides information on the financial performance for StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") for the year ended December 31, 2018. StoneCastle Financial (BANX) is a closed-end management investment company listed on the NASDAQ Global Select Market.

For the full year, StoneCastle Financial had gross investment income of $17.7 million and operating expenses of $7.0 million. This resulted in net investment income of $10.7 million or $1.63 per share based on average shares outstanding during the year. The Company had realized and unrealized losses of ($657,394) or ($0.10) per share. During the year, StoneCastle Financial declared distributions of ($1.66) per share including the Company's fourth quarter special cash distribution cash of $0.14 per share.

Based on the fourth quarter 2018 dividend rate of $0.38 per share and the closing price of $19.30 per share on December 31, 2018, the year-end distribution yield was 7.9%. For the full year, an investment in StoneCastle Financial resulted in a total annual return of 3.84%, including the reinvestment of distributions based on the closing market prices of StoneCastle Financial's stock.

PORTFOLIO DISCUSSION

THE PORTFOLIO

StoneCastle Financial makes long-term, non-control investments in community banks seeking capital for organic growth, acquisitions, and share repurchases along with other investment opportunities. The Company primarily invests in senior debt and term loans, subordinated debt, credit securitizations, preferred securities and to a lesser extent, common stock.

Over the course of 2018, StoneCastle Financial purchased securities totaling $78.8 million, which consisted of 17 transactions. During the same period, the Company executed sales of $43.0 million in 9 transactions. In addition, the Company exchanged $6.55 million related to one transaction, received call (redemption) notices for two transactions totaling $4.6 million for the year, and received pay downs of approximately $180,000.

As of December 31, 2018, the Company had a total investment portfolio of $189.1 million representing 96% of total assets and consisting of:

Investment Type	Amount
Term Loans	17.4%
Debt Securities	4.2%
Trust Preferred Securities	13.1%
Credit Securitizations	24.2%
Pooled Equity Interest	11.5%
Preferred Stocks	17.7%
Common Stock	1.6%
Exchange Traded Fund	9.7%
Money Market (Short Term Investment)	0.6%
Total Investments in Securities	100.0%

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

TERM LOANS

StoneCastle Financial purchased $28.8 million of term loans in seven transactions in 2018. At year-end, the Company held six investments in term loans totaling $32.9 million or 17.4% of total investments. The Company's largest holding in a term loan was $13.0 million of Baraboo Bancorporation, Inc. Senior Secured Term Loan, 10.5%, 12/28/2026.

DEBT SECURITIES

At year-end, the Company held two debt security investments valued at $8.0 million or 4.2% of total investments. The largest debt investment is $4.4 million Preferred Term Securities, Ltd, Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030.

TRUST PREFERRED SECURITIES

At year-end, the Company held seven trust preferred investments totaling $24.8 million, or 13.1% of the total investments. Trust preferred securities are debt securities that may qualify as capital for a bank or bank holding company.

While trust preferred securities may have been issued by both public and private banks, the securities held by the Company are typically more liquid securities, offered by large public banking institutions. The largest trust preferred investment is $6.5 million in First Alliance Capital Trust I, Junior Subordinated Debt, 10.25%, due 07/25/2031.

CREDIT SECURITIZATIONS

During the year, the Company had no changes to credit securitizations. At year-end the Company held two positions in credit securitizations totaling $45.8 million or 24.2% of total investments. The Community Funding CLO, Ltd. is the largest holding in this category valued at $44.6 million. Community Funding CLO contains direct capital investments in 35 community and regional banks from 24 states. The estimated effective yield for Community Funding at year end 2018 was 10.37%.

POOLED EQUITY INTEREST

In the first quarter, the Company made a $17.6 million pooled equity interest investment in Community Funding 2018, LLC preferred shares, due 07/15/2026. Subsequent to the end of the first quarter, the Company made two additional investments in Community Funding 2018.This was valued at $21.7 million, representing 11.5% of total investments held at year end. The year-end estimated effective yield was 9.34%.

PREFERRED SECURITIES

During 2018, StoneCastle Financial purchased $8.6 million of preferred securities in two transactions. At year-end, the Company held seven investments in preferred securities totaling $33.5 million, or 17.7% of total investments. The Company's largest holding in preferred

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

securities was $12.6 million in Reliance Bancshares, Inc., Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%, which is located in Missouri. A majority of these investments qualify for dividend received deduction (DRD) or qualified dividend income (QDI) tax treatment. For more details, please see the 2018 Tax Information posted on the StoneCastle Financial website (www.Stonecastle-Financial.com).

Please note that StoneCastle Financial is not a tax advisor and advises that shareholders consult a tax advisor regarding their personal tax status.

COMMON STOCK

At the end of 2018, the Company held two equity investments totaling $3.1 million, or 1.6% of the total investments. Equity securities are typically held for capital appreciation, however, some positions may be held for both dividend income and capital appreciation.

EXCHANGE TRADED FUND

The Company may utilize certain exchange traded funds as short-term positions expected to be redeployed into higher yielding, long-term investments. At year end, the Company held one investment in iShares S&P U.S. Preferred Stock Index Fund for a total of $18.3 million or 9.7% of the investment portfolio at year end 2018.

SHORT TERM INVESTMENT

At year-end, StoneCastle Financial held The Morgan Stanley Institutional Liquidity Fund-Treasury Portfolio as a short-term position for cash to be redeployed into higher yielding, long-term investments which, at year end, was 0.6% of total investments.

PORTFOLIO CONSIDERATIONS

StoneCastle Financial is steadfast in its pursuit of constructing a portfolio able to generate long-term, consistent and stable returns, primarily for income distribution and to a lesser extent, capital appreciation. The Company seeks to achieve this goal while maintaining high credit quality standards. At year end, the Company reported zero credit losses, zero impaired assets and no material deterioration of credit quality within the underlying portfolio. In 2018, the Company had an issuer rating of A+ from Kroll Bond Rating Agency and a BBB+ rating for Preferred Shares1. The Company also maintains an A3 rating from Moody's Investor Services on its revolving credit facility.

Among the factors that affect the timing of capital deployment are: (i) a bank's timeframe to obtain internal approvals to issue, (ii) the protracted nature of mergers and acquisitions, and (iii) an approval process from government regulators which must provide final regulatory approvals for a bank merger, capital issuances and capital redemptions (refinancing).

1  StoneCastle Financial does not currently have a preferred share issuance.

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

In 2018, the Company received notification that Chicago Shore Corporation, Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9% and Chicago Shore Corporation, Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9% was to be acquired by Wintrust Financial Corporation. Subsequent to this announcement, the investments in Chicago Shore became current on deferred perpetual and cumulative dividend payments as permitted by terms of their securities. The Company elected to reward long-term shareholders of StoneCastle Financial by paying out, over time, the nearly $1.8 million in cumulative and unpaid dividends through a preferred shares portfolio investment vehicle, First Marquis Holdings, LLC.

INVESTMENT PROCESS

The Company conducts due diligence on pending investments in several phases, beginning with a preliminary screening and ending, in most cases, with an on-site management visit. The investment process includes both quantitative and qualitative reviews with investment decisions made by an investment committee with nearly 120 years of combined investment experience in the bank sector. The Company's disciplined approach to due diligence and commitment to credit quality reflects its long-term view. The Company believes shareholders have high regard for this dedicated and disciplined approach to portfolio construction, as we expect it will serve to provide predictable cash flows over an extended period of time.

INVESTMENT FOCUS

StoneCastle Financial typically pursues a range of investments in a bank's capital structure. A bank's capital structure includes subordinated debt, preferred stock and common equity. Bank holding company senior debt can also be absorbed at the bank level and become part of the bank's capital structure. As a lender, a bank makes senior and mezzanine loans to borrowers. A bank's common equity and loan loss reserves offer a capital buffer to absorb credit losses from bank loans. StoneCastle typically invests in securities that rank senior to the common equity of a bank. As investors in senior and subordinated debt, StoneCastle would only incur a credit loss if the bank's common equity plus loan loss reserves were exhausted.

Conclusion

We believe that StoneCastle Financial offers investors a unique opportunity to participate in the community banking industry.

The Company will continue to work diligently for our shareholders by prudently managing the investment portfolio with the capital entrusted to us. As we work to deploy capital with a long-term view, credit quality and a rigorous investment approach are of paramount focus in our stewardship, and in the value we offer to our shareholders.

StoneCastle Financial continued its solid progress in 2018, despite increases in interest rates over the course of the year. For 2019, we believe the market uncertainty due to changes in interest rates will continue to produce volatility and mispriced credits. We believe this market activity will offer more attractive investment opportunities for StoneCastle Financial.

We appreciate the feedback we receive from our shareholders and thank you for your support.

Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

Schedule of Investments

As of December 31, 2018

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Term Loans – 23.5%
Banking – 23.5%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2023	$7,000,000	$7,000,000
Baraboo Bancorporation, Inc.	Senior Secured Term Loan, 10.50%, 12/28/2026	$13,000,000	13,065,000
Big Poppy Holdings, Inc.	Subordinated Term Loan, 6.50%, 4/1/2028	$3,500,000	3,465,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/1/2028	$4,000,000	4,000,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.375%, 12/31/2028(4)*	$1,700,000	1,649,000
Young Partners, L.P.	Secured Term Loan, 10.50%, 11/9/2020	$4,565,000	3,746,724
	Total Term Loans (Cost $32,971,844)		32,925,724
Debt Securities – 5.7%
Banking – 5.7%
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 8.04%, 6/8/2031,144A(5)	$4,307,097	3,526,436
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(5)	$4,435,141	4,489,179
	Total Debt Securities (Cost $7,937,167)		8,015,615
Trust Preferred Securities – 17.7%
Banking – 17.7%
Capital City TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$1,903,832	1,903,238
Central Trust Company Capital Trust I.	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$2,500,000	2,517,969
First Alliance Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$6,500,000	6,544,688
First Citizens TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$2,221,137	2,220,444
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$2,538,442	2,550,338
Mercantil TPS LLC	Trust Preferred Security Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$4,759,579	4,758,094
National Bank of Indianapolis TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$4,283,622	4,282,285
	Total Trust Preferred Securities (Cost $25,217,365)		24,777,056

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Credit Securitizations – 32.6%
Banking – 32.6%
Community Funding CLO, Ltd.	Preferred Shares(6) (Estimated effective yield 10.37%), 144A(5)	$45,500,000	$44,564,975
U.S. Capital Funding I, Ltd. / U.S. Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 21.44%), 5/1/2034, 144A(5)	$4,700,000	1,216,125
	Total Credit Securitizations (Cost $46,663,629)		45,781,100
Pooled Equity Interest – 15.4%
Banking – 15.4%
Community Funding 2018, LLC.	Preferred Shares(6) (Estimated effective yield 9.34%), 144A(5)	$22,860,000	21,684,994
	Total Pooled Equity Interest (Cost $22,328,868)		21,684,994
Preferred Stocks – 23.9%
Banking – 23.9%
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock(4)(6) (Estimated effective yield 13.15%)	$6,550,000	7,550,840
Katahdin Bankshares Corporation	Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%	$10,000,000	9,900,000
Reliance Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$12,750,000	12,622,500
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$100,000	97,500
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$49,000	47,775
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$1,218,000	1,205,820
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	80,000	2,078,400
	Total Preferred Stocks (Cost $32,769,890)		33,502,835
Common Stocks – 2.2%
Banking – 2.2%
Happy Bancshares, Inc.	Equity Security - Private Placement, 144A(4)(5)(7)	44,000	1,870,000
Howard Bancorp, Inc.	Equity Security (HBMD)~(7)	83,119	1,188,600
	Total Common Stocks (Cost $2,004,317)		3,058,600

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Exchange Traded Fund – 13.0%
Diversified Financial Services – 13.0%
iShares S&P U.S. Preferred Stock Index Fund	iShares U.S. Preferred Stock Index Fund - Exchange Traded Fund (PFF)	535,100	$18,316,473
	Total Exchange Traded Fund (Cost $20,064,987)		18,316,473
	Total Long Term Investments (Cost $189,958,067)		188,062,397
Money Market Fund – 0.7%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX), 2.33%(8)	1,008,100	1,008,100
	Total Money Market Fund (Cost $1,008,100)		1,008,100
	Total Investments (Cost $190,966,167)(8)(9)† - 134.7%		189,070,497
	Other assets and liabilities, net - (34.7)%(10)		(48,690,876)
	Total Net Assets - 100.0%		$140,379,621

(1)  We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").

(2)  $ represents security position traded in par amount.

(3)  Fair Value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.

(4)  Investments determined using significant unobservable inputs (Level 3). The value of such securities is $11,069,840 or 7.89% of net assets.

(5)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(6)  The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company's securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.

(7)  Currently non-income producing security.

(8)  Investments are income producing assets unless otherwise noted by footnote (7).

(9)  Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(10)  Includes $51,000,000 in bank loans from Texas Capital Bank.

*  The estimated effective yield including structuring fees paid annually through maturity of 2028 is 9.60%.

~  Effective March 1, 2018, Howard Bancorp, Inc. acquired First Mariner Bank. This transaction resulted in an exchange of 50,000 shares (par value $1,000,000) of Priam Capital Fund I, L.P. for 83,119 shares of Howard Bancorp, Inc.

†  As of December 31, 2018, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized depreciation of investments was $4,448,249 and gross unrealized appreciation was $2,552,579 resulting in net unrealized depreciation of $1,895,670.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Additional Information

The following is a listing of the underlying unsecured loans, subordinated debentures and notes that were made by Community Funding CLO, Ltd. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding CLO, Ltd.

Bank Name	Principal Amount	State
Progress Financial Corporation	$5,500,000	Alabama
Cornerstone Community Bancorp	5,000,000	California
Bankwell Financial Group	7,500,000	Connecticut
SBT Bancorp, Inc.	7,500,000	Connecticut
Biscayne Bancshares, Inc.	7,500,000	Florida
Idaho Trust Bancorp	5,000,000	Idaho
Bancorp Financial, Inc.	12,500,000	Illinois
Market Street Bancshares, Inc.	7,500,000	Illinois
First Internet Bancorp	10,000,000	Indiana
Treynor Bancshares, Inc.	12,500,000	Iowa
Freedom Bancshares, Inc.	2,000,000	Kansas
Williams Holding Company, Inc.	1,000,000	Kansas
CB&T Holding Corp.	12,500,000	Louisiana
Delmar Bancorp	2,000,000	Maryland
First Bancshares, Inc.	2,500,000	Missouri
Citizens Bancshares	12,500,000	Missouri
Security State Bancshares, Inc.	12,500,000	Missouri
InterMountain Bancorp, Inc.	7,500,000	Montana
Bank Name	Principal Amount	State
First State Holding Co.	$9,350,000	Nebraska
Highlands Bancorp, Inc.	7,500,000	New Jersey
Country Bank Holding Co., Inc.	7,500,000	New York
Pathfinder Bancorp, Inc.	10,000,000	New York
Quontic Bank Holdings Corporation	3,000,000	New York
MidWest Community Financial Corp.	7,500,000	Oklahoma
Myers BancShares, Inc.	10,000,000	Oklahoma
First Resource Bank	2,000,000	Pennsylvania
Victory Bancorp, Inc.	5,000,000	Pennsylvania
Sandhills Holding Company, Inc.	8,500,000	South Carolina
First Citizens Bancshares, Inc.	10,000,000	Texas
Happy Bancshares, Inc.	7,500,000	Texas
Linden Bancshares, Inc.	4,000,000	Texas
First National Corporation	5,000,000	Virginia
FS Bancorp. Inc.	10,000,000	Washington
Partnership Community Bancshares	7,000,000	Wisconsin
Total	$246,850,000

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Freeport Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	3,000,000	Kansas
Bank Name	Principal Amount	State
Delmar Bancorp	$4,500,000	Maryland
First Bancshares	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
Lincoln Park Bancorp	5,000,000	New Jersey
MidWest Community	2,500,000	Oklahoma
Peoples Bancshares	4,000,000	Virginia
Total	$57,150,000

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

As of December 31, 2018

Geographic Distribution of Bank Issuers(1) (unaudited)

State	% of Total Investments(2)
Alabama	1.11%
Arkansas	0.21%
California	3.80%
Connecticut	3.03%
Florida	10.16%
Georgia	0.25%
Idaho	1.01%
Illinois	4.92%
Indiana	5.90%
Iowa	3.11%
Kansas	1.58%
Kentucky	0.16%
Louisiana	2.84%
Maine	2.04%
Maryland	5.61%
Massachusetts	0.16%
Michigan	0.76%
Mississippi	1.95%
State	% of Total Investments(2)
Missouri	9.90%
Montana	1.51%
Nebraska	2.21%
New Jersey	2.49%
New York	8.26%
North Carolina	1.46%
North Dakota	0.27%
Ohio	0.16%
Oklahoma	4.68%
Pennsylvania	2.16%
South Carolina	1.71%
Tennessee	0.03%
Texas	7.48%
Virginia	2.00%
Washington	2.28%
West Virginia	0.48%
Wisconsin	4.32%
100.00%

(1)  The term "Bank Issuers" as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments. Includes Community Funding CLO, Ltd., Community Funding 2018, LLC., U.S. Capital Funding I, Preferred Term Securities, Inc. and MMCap Funding I, Inc.

(2)   For purposes of this table the calculation of the percentage of total Long-Term Investments are based on the Bank Issuers in which SCFC directly and indirectly holds investments. With respect to direct investments that are secured by obligations issued by Bank Issuers (each a "Secured Bond"), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Long-Term Investments.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Financial Statements

Statement of Assets and Liabilities As of December 31, 2018

Assets
Investments in securities, at fair value (Cost $190,966,167)	$189,070,497
Cash (see Note 7)	2,831,334
Receivable for investment securities redeemed	428,000
Interest and dividends receivable	3,056,292
Prepaid assets	827,666
Total assets	196,213,789
Liabilities
Loan payable (see Note 7)	51,000,000
Dividends payable	3,406,057
Investment advisory fees payable	871,281
Loan interest payable	76,117
Directors' fees payable	13,325
Accrued expenses payable	467,388
Total liabilities	55,834,168
Net Assets	$140,379,621
Net assets consist of:
Common stock, at par ($0.001 per share)	$6,550
Paid-in capital	143,684,531
Total distributable earnings (loss)	(3,311,460)
Net Assets	$140,379,621
Net asset value per share
Common Stock Shares Outstanding	6,550,110
Net asset value per common share	$21.43
Market price per share	$19.30
Market price discount to net asset value per share	-9.94%

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Statement of Operations For the Year Ended December 31, 2018

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$12,835,729
Dividends	3,878,838
Origination fee income	665,774
Other income (Note 2)	347,580
Total investment income	17,727,921
Expenses
Investment advisory fee	3,329,460
Interest expense	1,903,989
Professional fees	495,659
Transfer agent, custodian fees and administrator fees	234,830
Directors' fees	205,502
Bank Fees	178,154
ABA marketing and licensing fees	150,000
Investor relations fees	118,800
Delaware franchise tax	89,735
Insurance expense	72,000
Valuation service fees	67,000
Printing fees	54,555
Due diligence expense	24,777
Miscellaneous fees (proxy, rating agency, etc.)	199,586
Total expenses before waivers	7,124,047
Less: Advisory fee waiver (Note 2)	(86,726)
Net expenses after waivers	7,037,321
Net investment income	10,690,600
Realized and Unrealized Gain on Investments
Net realized loss on investments	(1,421,922)
Net change in net unrealized appreciation on investments	764,528
Net realized and unrealized gain/(loss) on investments	(657,394)
Net Increase in Net Assets Resulting From Operations	$10,033,206

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets
From Operations
Net investment income	$10,690,600	$10,355,000
Net realized gain/(loss) on investments	(1,421,922)	600,956
Net change in unrealized appreciation on investments	764,528	1,073,783
Net increase in net assets resulting from operations	10,033,206	12,029,739
Distributions to shareholders
From total distributable earnings[1]	(10,869,201)	(9,806,183)
Total distributions	(10,869,201)	(9,806,183)
From Company share transactions
Reinvestment of distributions	166,118	270,736
Increase in net assets resulting from Company share transactions	166,118	270,736
Total increase/(decrease)	(669,877)	2,494,292
Net assets
Beginning of year	141,049,498	138,555,206
End of year[2]	$140,379,621	$141,049,498
Shares outstanding
Beginning of year	6,542,289	6,528,105
Reinvestment of distributions	7,821	14,184
End of year	6,550,110	6,542,289

1  Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See (Note 2). For the year ended December 31, 2017, distributions from net investment income was $9,806,183 and $0, respectively.

2  Parenthetical disclosure of undistributed net investment income is no longer required. See (Note 2). For the year ended December 31, 2017, end of year net assets included accumulated net investment loss of ($1,078,833).

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the Year Ended December 31, 2018
Cash flows from operating activities
Net increase in net assets from operations	$10,033,206
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(79,770,442)
Proceeds from sales and redemption of investment securities	54,776,243
Net purchase of short-term investments	2,220,717
Net realized loss on investments	1,421,922
Net change in unrealized depreciation on investments	(764,528)
Net accretion of discount	(42,863)
Increase in receivable for securities sold	(428,000)
Decrease in prepaid expenses	225,694
Increase in interest receivable and dividends receivable	(620,984)
Increase in advisory fees payable	119,520
Increase in loan interest payable	24,216
Decrease in Directors' fees payable	(1)
Increase in accrued fees payable	139,588
Net cash provided by operating activities	(12,665,712)
Cash flows from financing activities
Increase in loan payable	25,250,000
Cash distributions to shareholders	(9,783,096)
Net cash used by financing activities	15,466,904
Net increase in cash	2,801,192
Cash:
Beginning of year	30,142
End of year	$2,831,334
Supplemental disclosure of cash flow information
Cash paid for interest	$1,879,773
Distributions reinvested	$166,118

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the year.

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Per share operating performance
Net Asset value, beginning of year	$21.56	$21.22	$21.62	$21.86	$23.07
Net investment income[1]	1.63	1.58	1.56	1.44	0.84
Net realized and unrealized gain (loss) on investments[1]	(0.10)	0.26	(0.50)	(0.17)	0.01
Offering costs[1]	—	—	—	—	(0.06)
Total from investment operations	1.53	1.84	1.06	1.27	0.79
Less distributions to shareholders
From net investment income	(1.66)	(1.50)	(1.46)	(1.29)	(1.22)
Return of capital	—	—	—	(0.22)	(0.78)
Total distributions	(1.66)	(1.50)	(1.46)	(1.51)	(2.00)
Net asset value, end of year	$21.43	$21.56	$21.22	$21.62	$21.86
Per share market value, end of year	$19.30	$20.13	$18.69	$16.30	$19.47
Total investment return based on market value[2]	3.84%	16.21%	24.45%	(8.68)%	(13.59)%
Total investment return based on net asset value[2]	7.65%	9.62%	6.53%	7.88%	3.28%
Ratios and supplemental data
Net assets end of year (in millions)	$140.4	$141.0	$138.6	$140.8	$142.1
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	5.01%	4.93%	5.02%	4.87%	3.73%
Expenses after waivers and/or recoupment, if any[4,5]	4.95%	5.01%	4.94%	4.50%	3.73%
Net investment income[6]	7.52%	7.39%	7.33%	6.56%	3.41%
Portfolio turnover rate	30%	16%	34%	101%	30%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$51,000	$25,750	$61,500	$25,000	$22,500
Asset Coverage per $1,000 for revolving credit agreement[7]	3,753	6,478	3,253	6,631	7,317

1  The net investment income, unrealized gain/(loss) on investments and offering costs per share was calculated using the average shares outstanding method.

2  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

3  Ratio of expenses before waivers or recapture, if any to managed assets equals 3.83%, 3.67%, 3.58% and 3.62% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

4  Ratio of expenses after waivers or recapture, if any to managed assets equals 3.78%, 3.73%, 3.52% and 3.35% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

5  Excluding interest expense, net operating expenses would have been 3.61%, 3.75%, 3.74%, 3.54% and 3.33% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

6  Ratio of net investment income to managed assets equals 5.74%, 5.51%, 5.23% and 4.88% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

7  Calculated by subtracting the Company's total liabilities (excluding the loan) from the Company's total assets and dividing that amount by the loan outstanding in 000's.

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Notes to Financial Statements

Note 1 — Organization

StoneCastle Financial Corp.("SCFC" or the "Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company, or "RIC" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code''). As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 "Financial Services — Investment Companies."

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors, inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to

StoneCastle Financial Corp. | Annual Report

initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•  Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the

Annual Report | StoneCastle Financial Corp.

value of each investment for which a market price is not available. SCFC's Board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Credit Securitization and Pooled Equity Interests — SCFC may acquire equity or preferred equity in credit securitizations or other structured financings. In valuing such investments, SCFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such credit securitizations and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. SCFC's investment in credit securitization and other structured financings that utilize leverage may make it more likely that substantial changes in the Company's net asset value ("NAV") will occur.

The fair value of the credit securitization is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Credit securitizations are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At December 31, 2018, SCFC's investment in Community Funding CLO, Ltd. was valued on the basis of the average of two broker quotes.

Service fees are paid to StoneCastle Investment Management, LLC, an affiliate of StoneCastle Asset Management, StoneCastle Financial Corp.'s advisor. StoneCastle Asset Management, LLC ("The Servicer") rebates the entire service fee to SCFC quarterly. For the year ended December 31, 2018 this amounted to $249,213 relating to Community Funding CLO, Ltd., $123,529 relating to Community Funding 2018, LLC and $8,188 relating to First Marquis Holding, LLC.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

StoneCastle Financial Corp. | Annual Report

Debt Securities. Under procedures established by our Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

Equity Securities. SCFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at December 31, 2018, were as follows:

	TOTAL FAIR VALUE AT 12-31-18	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Term Loans	$32,925,724	$—	$31,276,724	$1,649,000
Debt Securities	8,015,615	—	8,015,615	—
Trust Preferred Securities	24,777,056	—	24,777,056	—
Credit Securitizations	45,781,100	—	45,781,100	—
Pooled Equity Interest	21,684,994	—	21,684,994	—
Preferred Stocks	33,502,835	—	25,951,995	7,550,840
Common Stocks	3,058,600	1,188,600	—	1,870,000
Exchanged Traded Fund	18,316,473	18,316,473	—	—
Money Market Fund	1,008,100	1,008,100	—	—
Total Investments in Securities	$189,070,497	$20,513,173	$157,487,484	$11,069,840

Annual Report | StoneCastle Financial Corp.

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfer in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented below:

	TERM LOAN		COMMON STOCK		LIMITED PARTNERSHIP INTEREST	PREFERRED STOCK		TOTAL
Balance at December 31, 2017	$—		$1,326,160		$846,000	$—		$2,172,160
Realized gains including earnings	—		—		—	—		—
Unrealized appreciation/ (depreciation) on investments	(51,000)		543,840		—	—		492,840
Purchases	1,700,000		—		—	—		1,700,000
Sales	—		—		—	—		—
Transfers in	—		—		—	7,550,840		7,550,840
Transfers out	—		—		(846,000)	—		(846,000)
Balance at December 31, 2018	$1,649,000	(1)	$1,870,000	(2)	$—	$7,550,840	(3)	$11,069,840

(1)  Value based on broker quote.

(2)  Value based on offering price.

(3)  Value based on discount for transaction costs.

The change in unrealized depreciation on Level 3 securities still held as of December 31, 2018 was $492,840.

	FAIR VALUE AT 12/31/2018	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Term Loan	$1,649,000	Prior transaction analysis	Broker quote	$97	Increase in unobservable input will increase the value
Preferred Stock	$7,550,840	Prior transaction analysis	Discount for transaction costs	3%	Increase in unobservable input will decrease the value
Common Stock	$1,870,000	Prior transaction analysis	Offering price	$42.50	Increase in unobservable input will increase the value
	$11,069,840

StoneCastle Financial Corp. | Annual Report

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Recent Accounting Pronouncement — Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 "Changes to the Disclosure Requirements for Fair Value Measurement" which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Note 3 — Investment Advisory Fee and Other Fee Arrangements

StoneCastle Asset Management, LLC ("Advisor"), a subsidiary of StoneCastle Partners, LLC ("StoneCastle Partners"), serves as investment advisor to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment advisor, SCFC pays the Advisor a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

Pursuant to an agreement between SCFC and the Advisor, the Advisor agreed to waive $86,726 representing a portion of the management fee that would otherwise be payable to the Advisor for the quarter ended March 31, 2018.This fee was related to the purchase of $20.1 million iShares U.S. Preferred Stock Index ETF on March 28th and March 29th, 2018.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or

Annual Report | StoneCastle Financial Corp.

committee meeting. The chairman of SCFC's audit committee and the Lead Independent Director are each to be paid an additional amount not expected to exceed $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from SCFC. SCFC has incurred $205,502 of Directors fees for the year ended December 31, 2018.

Note 4 — Purchases and Sales and Redemptions of Securities

For the year ended December 31, 2018, (i) the cost of purchases was $79,770,442 (ii) the sales and redemptions of securities was $54,776,243.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net assets, net investment income and net realized gains were not affected by these adjustments. For the year ended December 31, 2018, these adjustments increased distributable earnings by $1,340,529 and decreased paid-in capital by $1,340,529. The primary reason for this reclassification relates to a prior year audit partnership income/loss reclass.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	($1,498,417)
Unrealized Depreciation	(1,895,670)
Undistributed Income	82,627
Total	($3,311,460)

StoneCastle Financial Corp. | Annual Report

For the year ended December 31, 2018,the tax character of distributions paid by the Company was $9,949,214 of ordinary income dividends. For the year ended December 31, 2017, the tax character of distributions paid by the Company was $9,735,512 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.38 per share dividend on March 9, 2018,June 7, 2018, September 13, 2018 and a $0.52 per share dividend on December 7, 2018, which was paid on March 27, 2018, June 28, 2018, September 28, 2018 and January 2, 2019, respectively.

At December 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$190,966,167
Gross unrealized appreciation	2,552,579
Gross unrealized depreciation	(4,448,249)
Net unrealized depreciation	($1,895,670)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2018 and ending December 31, 2018, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2019. For the year ended December 31, 2018, SCFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. SCFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2018, SCFC had capital loss carryforwards of $1,498,417 of which $900,957 are short-term and $597,460 long-term losses.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Annual Report | StoneCastle Financial Corp.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

StoneCastle Financial Corp. | Annual Report

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000. On January 16th, 2015 the Company closed an additional $25 million on the Credit Agreement, which increased the maximum borrowing amount to $70 million.

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

•  The Facility is now solely funded by Texas Capital Bank, located in Dallas, Texas.

•  The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.

•  The maturity date of the facility has been extended for five years to May 16, 2022.

•  The size of the Facility has been adjusted from $70 million to $62 million, reflecting the maximum amount the Company can borrow based on current assets and internal guidelines.

•  In the prior facility, the Company was required to maintain a deposit account of $3.5 million of cash with the lead lender. The $3.5 million account is no longer required.

The Facility is rated "A3" by Moody's Investor Services. The Facility remains secured by substantially all of the assets of the Company.

Annual Report | StoneCastle Financial Corp.

As of December 31, 2018, $51,000,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity of May 2022 and was priced at LIBOR +2.35%. The Company is charged a fee of 0.50% on any undrawn commitment balance. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. For the year ended December 31, 2018, the average daily loan balance was $39,734,247 at a weighted average interest rate of 4.78%. With respect to these borrowings, interest of $1,903,989 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding CLO, Ltd. credit securitization and due diligence fees. SCFC had closing fee income of $665,774 and other income of $347,580 for the year ended December 31, 2018.

Note 10 — Capital Share Transactions

As of December 31, 2018, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of our common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of our common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option. On November 7, 2014, SCFC sold an additional 1,600,000 shares via an initial public offering at a price of $23.00 per share. On December 2, 2014, SCFC sold an additional 202,000 shares of our common stock at a public offering price of $23.00 per share pursuant to the underwriters' exercise of the over-allotment option. Total shares issued and outstanding at December 31, 2018 were 6,550,110.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

StoneCastle Financial Corp. | Annual Report

Auditor's Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
StoneCastle Financial Corp.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of StoneCastle Financial Corp. (the "Company"), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the "financial statements"). The financial highlights for the year ended December 31, 2014 were audited by other auditors, and in their opinions dated February 27, 2015, they expressed unqualified opinions on said financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of StoneCastle Financial Corp. as of December 31, 2018, the results of its operations for the year then ended, its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company's auditor since 2015.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures

Annual Report | StoneCastle Financial Corp.

included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and private companies. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2019

StoneCastle Financial Corp. | Annual Report

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" or "RICs" and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2018

Period	Amount Declared
1st Quarter 2018	$0.38
2nd Quarter 2018	$0.38
3rd Quarter 2018	$0.38
4th Quarter 2018	$0.52
$1.66

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an "opt out" dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan ("Plan") all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

Annual Report | StoneCastle Financial Corp.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

StoneCastle Financial Corp. | Annual Report

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2018.

32.46% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), 32.46% of ordinary dividends paid during the fiscal year ended December 31, 2018 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2018 Form 1099-DIV in early 2019. This reflected the tax character of all distributions paid in calendar year 2018.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov. The Company's Form N-Q may also be obtained upon request and without charge by calling Investor Relations (212) 354-6500 or on the Company's website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the Annual period ended June 30 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling Investor Relations (212) 354-6500 and (2) on the SEC's website at http://www.sec.gov.

Annual Report | StoneCastle Financial Corp.

Results of Stockholders Meeting

The Annual Meeting of Stockholders of StoneCastle Financial Corp (the "Company") was held on June 12, 2018. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

To elect two Class I Directors of the Company, each to serve for a term ending at the 2021 Annual Meeting of Stockholders of the Company and when his or her successor is duly elected and qualified.

	Voted For	Withheld
Emil Henry	5,935,010	56,667
Joshua Siegel	5,597,448	394,229

Proposal 2*:

The Board to approve an Agreement and Plan of Reorganization pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust.

For	Against	Abstain	Non Votes
2,123,748	33,137	45,250	3,789,542

*  Proposal 2 was not approved since the required number of votes to reach a quorum was not obtained.

StoneCastle Financial Corp. | Annual Report

Board Approval of the Management Agreement

At a meeting held on September 12, 2018, the Company's Board of Directors, including those Directors who are not "interested persons" as such term is defined in the Investment Company Act of 1940 ("Independent Directors"), reviewed and unanimously approved the continuance of the management agreement (the "Management Agreement") between the Company and StoneCastle Asset Management, LLC (the "Advisor").

Prior to approval of the continuance of the Management Agreement, the Directors had requested from the Advisor, and received and evaluated, extensive materials. In an executive session of the Independent Directors, the Independent Directors reviewed the proposed continuance of the Management Agreement with experienced counsel who is independent of the Advisor ("Independent Directors' Counsel"), who advised on the relevant legal standards.

The Independent Directors considered the services provided by the Advisor to the Company. The Independent Directors considered the Advisor's personnel and the depth of the Advisor's personnel who possess the experience to provide investment management services to the Company. Based on the information provided by the Advisor, the Independent Directors concluded that (i) the nature, extent and quality of the services provided by the Advisor are appropriate and consistent with the terms of the Management Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Company is likely to benefit from the continued provision of those services by the Advisor, (iv) the Advisor has sufficient personnel, with the appropriate education and experience, to serve the Company effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Company and its stockholders is likely to continue. In addition, the Board noted the Advisor's expertise in, and numerous relationships with investment professionals within, the banking industry in which the Company concentrates.

The Independent Directors considered the overall investment performance of the Advisor and the Company since the Advisor was appointed the Company's investment adviser in November 2013. The Directors reviewed and considered the Company's performance relative to a peer group of 32 registered closed-end investment companies ("CEIC") and business development companies ("BDCs") selected by the Advisor that operate in a similar manner as the Company (the "Peer Group") noting, however, the limited usefulness of such information in light of the Company's unique investment strategy and industry focus. The Independent Directors also reviewed and considered the Company's performance based on market price and net asset value versus the performance of the Bloomberg Barclays Aggregate Bond Index (the "Aggregate Bond Index") and the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (the "High Yield Index") for the 12 months ended December 31, 2017, for the six months ended June 30, 2018 and since inception (November 13, 2013) through June 30, 2018.The Independent Directors noted that the indices were selected by the Adviser for comparison purposes because the indices' constituents had similar

Annual Report | StoneCastle Financial Corp.

characteristics to those securities in which the Company may invest but acknowledged that no index was likely to correspond to the Company's holdings in light of the Company's unique investment strategy. The Directors noted that: (a) based on net asset value, the Company outperformed the indices for the 12 months ended December 31, 2017, six months ended June 30, 2018 and since inception (November 13, 2013) through June 30, 2018; and (b) based on market price, the Company outperformed the indices for the 12 months ended December 31, 2017, the six months ended June 30, 2018 and since inception (November 13, 2013) through June 30, 2018. The Independent Directors also noted their review and evaluation of the Company's investment performance on an on-going basis throughout the year. The Independent Directors considered the consistency of performance results and the short-term and long-term performance of the Company and recognized that such performance was impacted by, among other things, the limited operating history of the Company, issuer prepayment and calls and the time lag required for the initial deployment and subsequent redeployments of assets. They concluded that the performance of the Company and the Adviser represented satisfactory performance in light of the Company's investment objective and strategy.

The Independent Directors considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Company, as well as the Adviser's profitability. The Independent Directors were provided with and had reviewed the Adviser's unaudited balance sheet and income statement for the six months ended June 30, 2018 and the year ended December 31, 2017.The Independent Directors noted that the Adviser appeared to be a viable concern generally and as investment adviser of the Company specifically, notwithstanding that the Adviser's profitability analysis indicated that the Adviser was not currently earning a profit in its capacity as investment adviser to the Company. The Independent Directors concluded that the Adviser's fees and profits (if any) derived from its relationship with the Company in light of the Company's expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers of CEICs and BDCs in the Peer Group. The Independent Directors noted that the Company's management fee was in line with the average and median management fee of the Peer Group and, specifically, with two registered CEICs in the Peer Group. The Independent Directors also concluded that the overall expense ratio of the Company (lower than the Peer Group median and average) was reasonable, taking into account the size of the Company, the quality of services provided by the Adviser, and the investment performance of the Company. On the basis of these considerations, together, with the other information it considered, the Independent Directors determined that the advisory fee to be received by the Adviser is reasonable in light of the services provided.

The Independent Directors discussed and considered the extent to which economies of scale would be realized relative to fee levels as the Company grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Independent Directors determined that economies of scale would be achieved at higher asset levels for the Company to the benefit of Company stockholders as fixed expenses are spread over a larger asset base, however, the Independent Directors noted that the opportunity for asset growth was limited because the Company is a closed-end investment company that was trading at a discount to its NAV at the time of the Board's consideration of the Management Agreement.

StoneCastle Financial Corp. | Annual Report

The Board also noted the high level of diligence the Independent Directors exercised throughout the year in evaluating the Adviser, and the extensive information provided with respect to the Adviser's performance and the Company's expenses on a quarterly basis. The Independent Directors considered whether any events have occurred that would constitute a reason for the Independent Directors not to renew the Management Agreement and determined that there were none.

After the executive session of the Independent Directors, the Independent Directors reviewed with the Board as a whole each of the determinations made by the Independent Directors during the executive session, with which each of the non-independent directors agreed. The Board concluded that the investment advisory fee rate under the Management Agreement is reasonable in relation to the services provided and that continuation of the Management Agreement is in the best interests of the stockholders of the Company. The Directors also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Company. On these bases, the Directors concluded that the investment advisory fees for the Company under the Management Agreement are reasonable. In arriving at their decision, the Directors did not identify any single matter as controlling, but made their determination in light of all the circumstances.

Annual Report | StoneCastle Financial Corp.

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Partners, 152 West 57th Street, 35th Floor, New York, New York 10019. Our board of directors will initially consist of three directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons." Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." We refer to the directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua Siegel	47	Director, Chairman of the Board & Chief Executive Officer	2021	Managing Partner and CEO of StoneCastle Partners, LLC	StoneCastle Partners, LLC; StoneCastle Cash Management, LLC
George Shilowitz	53	Director & President	2019	Managing Partner and Co-CEO of StoneCastle Partners, LLC; Senior Portfolio Manager of StoneCastle Partners, LLC	StoneCastle Partners, LLC

Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	57	Director, Chairman of Audit Committee	2019	Senior Advisor from 2010 - 2013; Managing Director Barclays Bank 8/2017 - Present	External Advisory Board of Peabody Museum at Yale University

StoneCastle Financial Corp. | Annual Report

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	58	Director, Member of Audit Committee and Lead Independent Director	2021	CEO and Founder of Tiger Infrastructure Partners	Chairman, Board of Director of Tiger Cool Express, Hudson Fiber Network, Easterly Government Properties, American National
Clara Miller	69	Director, Member of Audit Committee	2019	Non-Profit Finance Fund 1984 to 2010; The F.B. Heron Foundation 2011 to 2017	GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell	59	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to date; Chief Financial Officer of Emerging Managers Group, LP
Rachel Schatten	48	General Counsel, Chief Compliance Officer and Secretary	Since July 2013	General Counsel and Chief Compliance Officer of Hardt Group, General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Joshua S. Siegel. Chief Executive Officer & Chairman of the Board. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over two decades of experience in financial services, 19 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Mr. Siegel has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Mr. Siegel was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Mr. Siegel originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises

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and Fortune 500 corporations. Prior to his tenure at Citigroup, Mr. Siegel worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Mr. Siegel has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student's economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner and Co-CEO of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners.At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers' asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director of Barclay's and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005,

StoneCastle Financial Corp. | Annual Report

Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm's merchant banking arm where he executed management buyouts for Morgan Stanley's flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Clara Miller. Clara Miller is President Emerita of the Heron Foundation, which helps people and communities help themselves out of poverty. She was President of Heron from 2011 through 2017. Prior to assuming Heron's presidency, Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. Miller serves on the boards of the Sustainability Accounting Standards Board (SASB), Family Independence Initiative, and StoneCastle Financial Corp. She is a board member of the U.S. Impact Investing Alliance and is a Bridgespan Fellow. In 2017 she was named Social Innovator of the Year by the University of New Hampshire. In 1996, Miller was appointed by President Clinton to the U.S. Treasury's first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund. She later became its Chair. She chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years. Ms. Miller speaks and writes extensively and has been published in The Financial Times, Medium, The Atlantic Blog, Stanford Social Innovation Review, The Nonprofit Quarterly and The Chronicle of Philanthropy. She has spoken recently at Aspen Ideas Festival, Sciences Po, Oxford Saïd Business School, Bloomberg L.P., SOCAP, and Mission Investors Exchange.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rachel Schatten. General Counsel, Chief Compliance Officer and Secretary. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at

Annual Report | StoneCastle Financial Corp.

the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

Additional information regarding the Directors of StoneCastle Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company's website at http://www.stonecastle-financial.com

StoneCastle Financial Corp. | Annual Report

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 354 6500.

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StoneCastle Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Joshua S. Siegel, Chairman of the Board of Directors

George Shilowitz

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Clara Miller

OFFICERS

Joshua S. Siegel, Chief Executive Officer

George Shilowitz, President

Patrick J. Farrell, Chief Financial Officer

Rachel Schatten, General Counsel, Chief Compliance Officer and Secretary

INVESTMENT ADVISOR

StoneCastle Asset Management LLC
152 West 57th St, 35th Floor
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

(a)         The registrant (sometimes referred to herein as “Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)          Not applicable.

(f)           The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.stonecastle-financial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Alan Ginsberg is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Mr. Ginsberg has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.  Mr. Ginsberg has been involved in providing financial advisory services to financial institutions for more than 25 years.  Mr. Ginsberg’s financial advisory services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2018 and $45,000 for 2017.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2018 and $3,000 for 2017.

[Please describe the nature of the services comprising the fees disclosed under this category.]

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)                   Audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services.  Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee.  The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant.  Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).  The term of any general pre-approval is 12 months from the date of the pre-approval unless the Committee provides for a different period.  The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting.  At this meeting, an analysis of such services is presented to the Committee for ratification.  The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.

(e)(2)                   None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant has a separately designated audit committee consisting of all the independent directors of the registrant.  The members of the audit committee are: Alan Ginsberg, Emil Henry, Jr., and Clara Miller.

(b)         Not applicable.

Item 6. Investments.

(a)                     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)                     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

STONECASTLE FINANCIAL CORP.
PROXY VOTING PROCEDURES

A.                                    General

The board of directors (the “Board”) of StoneCastle Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of StoneCastle Asset Management LLC (the “Advisor”). Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor. It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies. The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so. The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

•                 Proxies are received and forwarded to the appropriate decision makers; and

•                 Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

•                 Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

•                 Other potential material business relationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

•                 Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees. If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships. If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

•                  disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

2

•                 establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B.                                    Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX. The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted. The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C.                                    Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1                 A copy of these proxy voting policy and procedures.

2                 A copy of each proxy statement received by the Company regarding its portfolio securities.

3                 A record of each vote cast by the Advisor on behalf of the Company.

4                 A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5                 A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

Adopted September 10, 2013

3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The members of the registrant’s Advisor’s investment committee (the “Investment Committee”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The Investment Committee is currently comprised of Joshua Siegel, Ricardo Viloria, George Shilowitz, Erik Eisenstein, and James Brennan. The Investment Committee’s policy is that the consent of four of five members is required to approve the committee’s decision to invest in a security, and the consent of three members is required to sell a security.  Each member of the Investment Committee has served in such capacity since the registrant’s commencement in 2013, except for Ricardo Viloria, who joined the committee in December 2014, and James Brennan who joined the investment committee on December 29th, 2018.  Information about each Investment Committee member’s principal occupation and other business experience during the past five years is set forth below.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Joshua Siegel	Chairman of the Board & Chief Executive Officer	Managing Partner and CEO of StoneCastle Partners
George Shilowitz	Director & President	Managing Partner and Senior Portfolio Manager of StoneCastle Partners
Erik Eisenstein	None	Senior Bank Analyst and a Director at StoneCastle Partners;
Ricardo Viloria	None	Director of StoneCastle Partners
James Brennan	None	Director of StoneCastle Partners

(a)(2)                  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of December 31, 2018:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Joshua Siegel	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.3 Billion	Not applicable	$0
	Other Accounts:	770	$14.9 Billion	Not applicable	Not applicable
George Shilowitz	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.3 Billion	Not applicable	$0
	Other Accounts:	770	$14.9 Billion	Not applicable	$0
Erik Eisenstein	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	Not applicable
	Other Accounts:	0	Not applicable	Not applicable	Not applicable
James Brennan	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.3 Billion	$0	$0
	Other Accounts:	0	Not applicable	Not applicable	Not applicable
Ricardo Viloria	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.3 Billion	$0	$0
	Other Accounts:	0	Not applicable	Not applicable	Not applicable

Potential Conflicts of Interests

The Advisor and its affiliates may manage funds and accounts other than those of the registrant that have similar investment objectives.  The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts.  In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis.  For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts.  The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts.  To the extent that investment opportunities are suitable for the registrant and for one of these other funds or accounts, the Advisor intends to allocate investment opportunities pro rata among the registrant and them based on the amount of funds each then has available for such investment, taking into account these factors.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company.  It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments.  In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances.  Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other.  The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor.  In addition, the Advisor’s compliance department and legal department will oversee its conflict-resolution system.  The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to the Advisor’s clients over time.  The Advisor has agreed that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures.

(a)(3)                  Compensation Structure of Portfolio Manager(s) or Management Team Members

[Instructions: For the most recently completed fiscal year, describe the structure of, and method used to determine the compensation received by the registrant’s Portfolio Manager(s) or Management Team Members from the registrant, its investment adviser, or any other source with respect to management of the registrant and any other accounts, including (but not limited to):

•                  Whether compensation is fixed;

•                  Whether compensation is based on registrant’s pre- or after-tax performance over a certain time period; and

•                  Whether compensation is based on the value of assets held in the registrant’s portfolio.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed under this Item.

This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the registrant and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the registrant, this must be disclosed.

This information should be provided as of the most recently completed fiscal year, except that, in the case of any newly identified Portfolio Manager, information must be provided as of the most recent practicable date.  Disclose the date as of which the information is provided.]

With respect to the compensation of the portfolio managers, the Advisor’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, employee benefits, and a retirement plan.  In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of StoneCastle Asset Management (“Advisor”), and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary. Because the Advisor utilizes a team approach in managing the assets of its clients, the overall success of the firm is a key component in determining compensation of portfolio managers.  Because portfolio managers may be responsible for multiple accounts (including ours) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisor, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisor’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and may include stock options in the Advisor and long-term incentives that vest over a set period of time past the award date.

(a)(4)                  Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
George Shilowitz	$1,000,000-$5,000,000
Joshua S. Siegel	$1,000,000-$5,000,000
Erik Eisenstein	$10,001-$50,000
Ricardo Viloria	$10,001-$50,000
James Brennan	None

(b)                                 Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)         If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b)             If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Item 13. Exhibits.

(a)(1)                  Code of ethics — See Item 2.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer & Chairman of the Board
(principal executive officer)

Date	February 28, 2019

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	February 28, 2019

* Print the name and title of each signing officer under his or her signature.